EXHIBIT 32


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, George Moore hereby certifies as follows:

         (a) I am the Chief Executive Officer of Barrington Sciences Corporation (the "Company");

         (b) To the best of my knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the "Report") complies in all material respects with the requirements of
                  Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (c) To the best of my knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        BARRINGTON SCIENCES CORPORATION

Date:  February 14, 2008                     By:  /s/  George Moore
                                                  ---------------------
                                                       George Moore
                                                       Chief Executive Officer

     This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Lorne Broten hereby certifies as follows:

         (a) I am the Chief Financial Officer of Barrington Sciences Corporation (the "Company");

         (b) To the best of my knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the "Report") complies in all material respects with the requirements of
                  Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (c) To the best of my knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        BARRINGTON SCIENCES CORPORATION

Date:   February 14, 2008                   By: /s/ Lorne Broten
                                                --------------------
                                                    Lorne Broten
                                                    Chief Financial Officer

     This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.